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                                                                    EXHIBIT 10.3

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED, CONVERTED OR OTHERWISE DISPOSED OF IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THE NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS ARE AVAILABLE.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY ANY AGENCY OF THE UNITED STATES GOVERNMENT.


                           HARKEN ENERGY CORPORATION

                     6.5% SENIOR CONVERTIBLE NOTES DUE 2000

                             TEMPORARY GLOBAL NOTE


         Harken Energy Corporation, a Delaware corporation (hereinafter, the "Issuer," which term includes any successor corporation under the Trust Indenture hereinafter referred to), for value received, hereby promises to pay to bearer upon presentation and surrender of this Temporary Global Note (the "Global Note") the principal sum of Forty Million United States Dollars (U.S. $40,000,000) on July 30, 2000, and, to pay interest thereon from the date hereof, semi-annually in arrears on January 30 and July 30 in each year, commencing January 30, 1997, at the rate of 6.5% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or payment thereof is duly provided for.

         This Global Note is one of a duly authorized issue of notes designated as the 6.5% Senior Convertible Notes Due 2000 (the "Notes") of the Issuer issued and to be issued under the Trust Indenture dated as of July 30, 1996 (herein called the "Trust Indenture"), between the Issuer and Marine Midland Bank, as Trustee. It is a temporary security and is exchangeable in whole or in part without charge for definitive Notes in bearer form, with interest coupons attached, on or after the end of the Restricted Period, as defined in the Trust Indenture, as promptly as practicable following presentation of election by any of the beneficial owner or owners of this Global Note.





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Global Note
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         Until exchanged in full for definitive Notes this Global Note shall in all respects be ratably entitled to the same benefits under, and subject to the same Terms and Conditions of, the Trust Indenture as definitive Notes authenticated and delivered thereunder, except that the holder of this Global Note shall not be entitled to receive payment of principal or interest hereon, and this Note shall not be convertible into Shares of the Issuer's Common
Stock.

         This Global Note, the definitive Notes and the Trust Indenture shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Global Note which are defined in the Trust Indenture shall have the respective meanings assigned to them in the Trust Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee or on behalf of the Trustee by the Authenticating Agent by manual signature of one of its authorized signatories, this Global Note shall not be entitled to any benefit under the Trust Indenture and shall not be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Global Note to be duly executed in its corporate name by the manual or facsimile signatures of the undersigned duly authorized officers of the Issuer.

Dated as of July 30, 1996

                                        HARKEN ENERGY CORPORATION



                                        By:   /s/  Mikel D. Faulkner
                                           -------------------------------------
                                              Mikel D. Faulkner, Chairman and
                                                  Chief Executive Officer

[Corporate Seal]

ATTEST:



By:    /s/ Larry E. Cummings
    ------------------------------
     Larry E. Cummings, Secretary





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Global Note
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                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This Global Note is one of the Notes referred to in the within mentioned Trust Indenture.

                                        MIDLAND BANK PLC, as Authenticating
                                        Agent for Marine Midland
                                        Bank, as Trustee





                                        By:    /s/ Julian M. Doull
                                           -------------------------------------
                                        Name:        Julian M. Doull
                                             -----------------------------------
                                        Title:        Supervisor
                                              ----------------------------------









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